UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):   February 4, 2005

BEDFORD PROPERTY INVESTORS, INC.

(Exact name of registrant as specified in its charter)

Maryland	1-12222	68-0306514
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

270 Lafayette Circle Lafayette, CA 94549 (Address of Principal Executive Offices including Zip Code)

Registrant’s telephone number, including area code: (925) 283-8910

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐

Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

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Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐

Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

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Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

009450-0007-08704-PaloAlto.2068161.1

Item 1.01.

Entry into a Material Definitive Agreement.

(a)

Bedford Property Investors, Inc. (the “Company”) has entered into a Third Amendment to Employment Agreement, dated as of February 4, 2005 (the “Third Amendment”), with Peter B. Bedford, the Company’s Chairman and Chief Executive Officer. Pursuant to the Third Amendment, Mr. Bedford’s term of employment as Chief Executive Officer of the Company has been extended to December 31, 2007.  In addition, the Third Amendment permits Mr. Bedford to be involved in personal or business and investing activities outside of his employment with the Company, including real estate activities, provided that they do not interfere with Mr. Bedford’s performance under his employment agreement.  However, Mr. Bedford may not be involved in outside real estate activities that compete with the Company.

The foregoing description of the Third Amendment is qualified in its entirety by reference to the provisions of the Third Amendment, a copy of which is being filed as Exhibit 10.73 to this Current Report.

Item 2.02.

Results of Operations and Financial Condition.

On February 7, 2005, Bedford Property Investors, Inc. issued a press release to report its financial results for the quarter and the twelve months ended December 31, 2004 and the conclusion of strategic alternatives review.  A copy of this press release is attached to this report as Exhibit 99.1.  The information contained in this Item 2.02 and in the attached Exhibit 99.1 is "furnished" but not "filed" for purposes of Section 18 of the Securities Exchange Act of 1934, as amended, and shall not be deemed incorporated by reference in any filing under the Securities Exchange Act of 1934, as amended, or the Securities Act of 1933, as amended, except as shall be expressly set forth by specific reference in such filing.

Item 9.01.

Financial Statements and Exhibits.

(c)

Exhibits.

Exhibit No.

Description

10.73

Third Amendment to Employment Agreement, dated as of February 4, 2005, between Bedford Property Investors, Inc. and Peter B. Bedford

99.1

Press release, dated February 7, 2005, of Bedford Property Investors, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BEDFORD PROPERTY INVESTORS, INC.

(Registrant)

By:

 /s/ Hanh Kihara

Name:

Hanh Kihara

Title:

Senior Vice President and

Chief Financial Officer

Date:  February 10, 2005

EXHIBIT INDEX

Exhibit No.	Description

10.73	Third Amendment to Employment Agreement, dated as of February 4, 2005, between Bedford Property Investors, Inc. and Peter B. Bedford
99.1	Press release, dated February 7, 2005, of Bedford Property Investors, Inc.